United States Trust Company
                                     Boston
                             Investment Management


                              BOSTON BALANCED FUND

















                               Semi-Annual Report

                                December 31, 1997

February, 1998

Dear Shareholder,

                            COMPARATIVE PERFORMANCE*

                                                                         Annualized
                                                                            Since
                                         Quarter          Year            Inception
                                         Ending           Ended          12/1/95 to
                                        12/31/97        12/31/97          12/31/97

Boston Balanced Fund                    5.67%            27.08%            20.38%

Standard & Poor's 500                   2.87%            33.37%            27.73%

Lehman G/C Bond Index                   3.21%             9.75%             6.89%

90-Day US Treasury Bill                 1.26%             5.14%             5.20%

        *After all expenses at an annual rate of 1%, the Advisor's expense limitation. Results shown are past performance, which is not an indication of future returns. Shares of the Fund are not deposits or obligations of United States Trust Company of Boston or any Bank and are not insured by the FDIC, Federal Reserve Board or any agency. The value of the Fund shares and returns will fluctuate and investors may have a gain or loss when they redeem shares. Distributed by First Fund Distributors, Inc.

================================================================================

MARKET & PERFORMANCE SUMMARY - 1997

     I am pleased to report that the Boston Balanced Fund just completed an outstanding year. Not only was the gain of 27.08% high in absolute terms, but the return relative to other funds with similar guidelines and objectives was among the best in the country. We were also quite pleased that, on January 8, 1998, The Boston Globe recognized Boston Balanced Fund quite favorably. Specifically, the average balanced mutual fund tracked by Lipper Analytical
Services and Morningstar increased by about 19% in 1997. The incremental relative return of our Fund of roughly eight percentage points was made possible by the active decision through the year to retain an above-average (for a balanced fund) allocation to common stocks of about 70% of total assets. Moreover, in a year when most equity holdings of mutual funds trailed the primary equity indices, the equity component of Boston Balanced Fund outperformed those indices. The emphasis that was maintained in the financial and health care industries aided results, as did general investor preference for the higher-quality companies we have always had as the core equity holdings of the Fund.
     As enjoyable as it is to report such a superb year and as confident as we may be in the long-term prospects of the Fund, nearly thirty years of experience in the money management business has provided me with the perspective to know that 1997's absolute and relative investment returns are not sustainable. Indeed, the primary questions I policy for the Fund. As I have stated in every quarterly memorandum since then, we have focused on the very favorable trend of gradual economic growth, low inflation, rising corporate profits and political stability in making our decisions. Stock valuations were moving up, but not without justification. For stock prices to drop - and stay down - would require a deterioration in economic and business conditions. The decision to retain an above-average exposure to stocks has been a primary contributor to the Fund's excellent total return over the past two years. Business conditions and stock price levels may have changed, but the primary investment strategy question remains the same: Is it finally time to decrease stock investments in anticipation of a prolonged period of underperformance in comparison to returns provided by either bonds or money market instruments?
     As we enter 1998, we have not changed our view that a deterioration in business conditions will be required to derail stock prices for an extended period. So, what are the prospects? Most of the brief market corrections we have had over the past two years were precipitated by fear that economic growth was accelerating sufficiently to lead the Federal Reserve to raise interest rates. Not only do higher interest rates adversely impact stock valuations, but the risk of an eventual recession is enhanced if monetary policy stays restrictive for too long. At this time, such an unfolding of events in the months ahead appears very unlikely. Domestic economic growth is not so strong to induce the Federal Reserve to raise interest rates, and developments in Asia and elsewhere will serve to depress rather than support our economic growth.

     We are far more concerned today that the uptrend in corporate profits (which, in addition to interest rates, has been the other primary support for stock prices) is at risk. Such risk comes primarily from the two sources previously noted. First, corporate pricing flexibility will be restricted by slower GDP growth, a strong currency and cheaper imports. More importantly, due to record-low unemployment rates in many parts of the country, domestic employment costs are beginning to accelerate. To the extent that pricing flexibility does not exist and the extraordinary productivity gains of recent years are not sustained, profit margins will moderate.

     Even though our concern is greater, as of now we have yet to conclude that the risk is sufficient to warrant moving to a lower stock allocation. If our assessment of the risk changes due either to previously-stated or as yet unforeseen factors, we will reduce the current stock allocation. Moreover, within the stock segment of the Fund, we are increasing our efforts to assure individual companies are in the best relative positions to sustain
profitability.    This    has    involved    reducing    exposure    to    basic
industrial/manufacturing companies, and those that do not have a clear competitive advantage in pricing specific products and services. As usual, the complete list of holdings is outlined in the Schedule of Investments, which follows.

     On behalf of all of us at United States Trust, I thank you for your continued confidence in our services and extend our best wishes for a healthy, prosperous and peaceful 1998. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Sincerely,


/s/

Domenic Colasacco
Portfolio Manager & President,
United States Trust Company of Boston

                              BOSTON BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 73.1%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Communication Services: 3.1%
      18,500         Ameritech Corp..........................................................          $ 1,489,250
      24,000         BellSouth Corp..........................................................            1,351,500
                                                                                                         ---------
                                                                                                         2,840,750
                                                                                                         ---------
                     Consumer Cyclicals: 7.4%
      30,000         Costco Companies, Inc.*.................................................            1,338,750
      25,000         Ford Motor Company......................................................            1,217,187
      45,000         Gannett Company, Inc....................................................            2,781,563
      37,500         Leggett & Platt, Inc....................................................            1,570,312
                                                                                                         ---------
                                                                                                         6,907,812
                                                                                                         ---------
                     Consumer Products: 9.6%
      50,000         American Greetings Corp., Class A.......................................            1,956,250
      15,000         Anheuser-Busch Companies, Inc...........................................              660,000
       5,000         Gillette Company........................................................              502,187
      25,000         Procter & Gamble Company................................................            1,995,313
      45,000         Sysco Corp..............................................................            2,050,312
       7,500         Walt Disney Company.....................................................              742,969
      12,500         Wm. Wrigley, Jr. Company................................................              994,531
                                                                                                           -------
                                                                                                         8,901,562
                                                                                                         ---------
                     Electronic Components: 0.3%
      10,000         Applied Materials, Inc..................................................              301,250
                                                                                                           -------

                     Energy and Resources: 4.3%
      10,500         Amoco Corp..............................................................              893,812
      12,000         Atlantic Richfield Company..............................................              961,500
      35,000         Exxon Corp..............................................................            2,141,563
                                                                                                         ---------
                                                                                                         3,996,875
                                                                                                         ---------
                     Finance: 16.2%
      40,000         BankBoston Corp.........................................................            3,757,500
      20,000         Cincinnati Financial Corp...............................................            2,815,000
      24,000         Federal National Mortgage Association...................................            1,369,500
      26,200         First Virginia Banks, Inc...............................................            1,354,212
      17,500         NationsBank Corp........................................................            1,064,219
      40,000         T. Rowe Price Associates, Inc...........................................            2,515,000
See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Finance, continued
      10,000         United Asset Management Corp............................................            $ 244,375
      20,000         Wachovia Corp...........................................................            1,622,500
       5,000         Wilmington Trust Corp...................................................              311,875
                                                                                                           -------
                                                                                                        15,054,181
                                                                                                        ----------
                     Health Care: 11.2%
      30,000         Becton, Dickinson and Company...........................................            1,500,000
      27,500         Johnson & Johnson.......................................................            1,811,563
      30,000         Medtronic, Inc..........................................................            1,569,375
       5,000         Merck & Company, Inc....................................................              531,250
      30,000         Pfizer Inc..............................................................            2,236,875
      45,000         Schering-Plough Corp....................................................            2,795,625
                                                                                                         ---------
                                                                                                        10,444,688
                                                                                                        ----------
                     Industrial Materials: 4.2%
      15,000         PPG Industries, Inc.....................................................              856,875
      25,000         Sealed Air Corp.*.......................................................            1,543,750
      37,500         Sigma-Aldrich Corp......................................................            1,490,625
                                                                                                         ---------
                                                                                                         3,891,250
                                                                                                         ---------
                     Insurance: 0.8%
      10,000         Chubb Corp..............................................................              756,250
                                                                                                           -------

                     Producer Products: 7.2%
      35,000         Donaldson Company, Inc..................................................            1,577,187
      40,000         Emerson Electric Company................................................            2,257,500
       1,000         Honeywell, Inc..........................................................               68,500
      30,000         Illinois Tool Works, Inc................................................            1,803,750
      20,000         Johnson Controls, Inc...................................................              955,000
                                                                                                           -------
                                                                                                         6,661,937
                                                                                                         ---------
                     Publishing: 0.3%
      10,000         McClatchy Newspapers, Inc...............................................              271,875
                                                                                                           -------

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
Technology: 8.5%
      15,000         Automatic Data Processing, Inc..........................................            $ 920,625
      25,000         Hewlett-Packard Company.................................................            1,562,500
      15,000         Intel Corp..............................................................            1,053,750
      25,000         Lucent Technologies, Inc................................................            1,996,875
      10,000         Microsoft Corp.*........................................................            1,292,500
      15,000         Xerox Corp..............................................................            1,107,188
                                                                                                         ---------
                                                                                                         7,933,438
                                                                                                         ---------

                     Total Common Stocks (cost $45,151,000)..................................           67,961,868
                                                                                                        ----------

Principal Amount     CORPORATE BONDS: 10.6%
------------------------------------------------------------------------------------------------------------------------------------
   $ 925,000         American Home Products, 7.90%, 2/15/2005................................            1,009,726
     300,000         Atlantic Richfield Company, 8.50%, 4/1/2012.............................              361,787
     300,000         Chubb Capital Corp., 6.00%, 2/1/1998....................................              300,025
     300,000         Deere & Company, 8.79%, 8/6/1998........................................              305,083
     500,000         Eaton Corp., 8.90%, 8/15/2006...........................................              587,365
     400,000         Equitable Resources, 8.55%, 9/1/2003....................................              443,322
     200,000         Ford Motor Credit Corp., 9.25%, 6/15/1998...............................              202,928
     425,000         Ford Motor Credit Corp., 7.75%, 11/15/2002..............................              450,094
     300,000         Ford Motor Credit Corp., 6.625%, 6/30/2003..............................              302,945
   1,000,000         General Electric Capital Corp., 8.30%, 9/20/2009........................            1,158,300
     825,000         General Motors Acceptance Corp., 9.625%, 12/15/2001.....................              922,505
     300,000         General Motors Acceptance Corp., 8.50%, 1/1/2003........................              328,450
     500,000         Honeywell, Inc., 7.00%, 3/15/2007.......................................              523,332
   1,000,000         Leggett & Platt, Inc., 7.185%, 4/24/2002................................            1,034,501
     500,000         Leggett & Platt, Inc., 6.25%, 9/9/2008..................................              491,088
     300,000         Sears Roebuck and Company, 9.46%, 6/20/2000.............................              322,542
     375,000         Sysco Corp., 6.50%, 6/15/2005...........................................              380,188
     400,000         Unum Corp., 5.88%, 10/15/2003...........................................              391,850
     300,000         Weyerhaeuser Company, 7.25%, 7/1/2013 .................................               319,952
                                                                                                           -------

                     Total Corporate Bonds (cost $9,709,416).................................            9,835,983
                                                                                                         ---------
See accompanying Notes to Financial Statements.


                              BOSTON BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------

     Principal
     Amount                                                                                              Market Value
  $  600,000         FFCB, 6.20%, 11/30/2009.................................................            $ 605,764
     500,000         FHLB, 6.24%, 11/18/2002.................................................              499,450
     875,000         FNMA Medium Term Note, 5.49%, 10/2/2003.................................              882,735
   1,000,000         FNMA, 8.25%, 10/12/2004.................................................            1,031,883
   2,000,000         U.S. Treasury Bond, 7.50%, 11/15/2016...................................            2,333,752
     250,000         U.S. Treasury Note, 9.125%, 5/15/1999...................................              261,250
   3,000,000         U.S. Treasury Note, 8.75%, 8/15/2000....................................            3,220,314
   3,500,000         U.S. Treasury Note, 8.00%, 5/15/2001....................................            3,742,816
   2,000,000         U.S. Treasury Note, 6.50%, 5/15/2005....................................            2,085,626
                                                                                                         ---------

                     Total U.S. Government and Government Agency Obligations
                     (cost $14,402,267)......................................................           14,663,590
                                                                                                        ----------

                     SHORT-TERM INVESTMENT: 0.1%
------------------------------------------------------------------------------------------------------------------------------------
     136,924         SEI Daily Income Government Fund II (cost $136,924).....................              136,924
                                                                                                           -------

                     Total Investment in Securities (cost $69,399,607+): 99.6%...............           92,598,365
                     Other Assets less Liabilities: 0.4%.....................................              394,832
                                                                                                           -------
                     Total Net Assets: 100.0% ...............................................          $92,993,197
                                                                                                       ===========

*Non-income producing security.

+ At December 31, 1997,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $23,355,450
                     Gross unrealized depreciation...........................................             (156,692)
                                                                                                          --------
                              Net unrealized appreciation....................................          $23,198,758
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $69,399,607) ................................          $92,598,365
      Cash...................................................................................                9,937
      Dividends and interest receivable......................................................              487,827
      Prepaid expenses and other assets......................................................               11,781
                                                                                                            ------
                  Total assets ..............................................................           93,107,910
                                                                                                        ----------


LIABILITIES
      Payables:
            Advisory fees....................................................................               61,592
            Administration fee...............................................................                7,843
            Fund shares redeemed.............................................................               25,000
      Accrued expenses ......................................................................               20,278
                                                                                                            ------
                  Total liabilities..........................................................              114,713
                                                                                                           -------


NET ASSETS     ..............................................................................          $92,993,197
                                                                                                       ===========


Net   asset value, offering and redemption price per share  ($92,993,197/909,113 shares outstanding; unlimited number of shares
      authorized without par value) .........................................................              $102.29
                                                                                                           =======


COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $69,171,065
      Undistributed net investment income....................................................              125,415
      Undistributed net realized gain on investments.........................................              497,959
      Net unrealized appreciation on investments.............................................           23,198,758
                                                                                                        ----------
            Net assets ......................................................................          $92,993,197

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND


STATEMENT OF OPERATIONS - For the Six Months Ended December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................            $ 816,529
            Dividends........................................................................              484,095
                                                                                                           -------
                  Total income ..............................................................            1,300,624
                                                                                                         ---------
      Expenses
            Advisory fees ...................................................................              330,726
            Administration fee...............................................................               44,097
            Fund accounting fees.............................................................               15,125
            Custody fees.....................................................................               12,604
            Audit fees.......................................................................                7,815
            Trustee fees.....................................................................                5,547
            Registration fees................................................................                3,759
            Transfer agent fees..............................................................                2,521
            Insurance........................................................................                1,547
            Legal fees.......................................................................                1,512
            Reports to shareholders..........................................................                1,512
            Miscellaneous....................................................................                1,512
                                                                                                             -----
                  Total expenses.............................................................              428,277
                  Add: reimbursement to Advisor..............................................               12,692
                                                                                                            ------
                  Net expenses...............................................................              440,969
                                                                                                           -------
                  Net investment income   ...................................................              859,655
                                                                                                           -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................            1,179,287
      Net change in unrealized appreciation on investments ..................................            7,635,718
                                                                                                         ---------
            Net realized and unrealized gain on investments .................................            8,815,005
                                                                                                         ---------
                  Net increase in net assets resulting from operations ......................          $ 9,674,660
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Six Months             Year
                                                                                   Ended               Ended
                                                                            December 31, 1997*     June 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income..................................................           $ 859,655         $ 1,556,244
Net realized gain from security transactions ..........................           1,179,287           1,222,746
Net change in unrealized appreciation on investments...................           7,635,718          13,242,577
                                                                                  ---------          ----------
      Net increase in net assets resulting from operations ............           9,674,660          16,021,567
                                                                                  ---------          ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..................................................          (1,584,936)         (1,387,106)
Net realized gain from security transactions...........................          (1,549,116)                -0-
                                                                                 ----------                  -
       Net dividends and distributions to shareholders ................          (3,134,052)         (1,387,106)
                                                                                 ----------          ----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
   in outstanding shares (a)...........................................           4,419,116           5,628,009
                                                                                  ---------           ---------
      Total increase in net assets ....................................          10,959,724          20,262,470

NET ASSETS
Beginning of period ...................................................          82,033,473          61,771,003
                                                                                 ----------          ----------
End of period (including undistributed net investment income
  of $125,415 and $850,696, respectively)..............................         $92,993,197         $82,033,473
                                                                                ===========         ===========

(a) A summary of capital shares transactions is as follows:
                                                               Six Months Ended               Year Ended
                                                              December 31, 1997*             June 30, 1997
                                                             Shares       Value        Shares          Value
Shares sold .........................................         65,683   $ 6,538,797     161,142      $13,762,145
Shares issued in reinvestment of distribution........         31,030     3,134,052      17,057        1,387,106
Shares redeemed......................................        (52,840)   (5,253,733)   (112,571)      (9,521,242)
                                                             -------    ----------    --------       ----------
Net increase ........................................         43,873   $ 4,419,116      65,628      $ 5,628,009
                                                              ======   ===========      ======      ===========

*Unaudited.

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months             Year         December 1, 1995*
                                                                Ended               Ended              through
                                                          December 31, 1997#     June 30, 1997      June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ......................     $ 94.81             $77.25             $73.62
                                                                -------             ------             ------
Income from investment operations:
      Net investment income ...............................         .94               1.90               1.00
      Net realized and unrealized gain on investments .....       10.07              17.43               2.78
                                                                  -----              -----               ----
Total from investment operations...........................       11.01              19.33               3.78
                                                                  -----              -----               ----
Less distributions:
      From net investment income...........................       (1.79)             (1.77)              (.15)
      From net capital gains...............................       (1.74)               .00                .00
                                                                  -----                ---                ---
Total distributions........................................       (3.53)             (1.77)              (.15)
                                                                  -----              -----               ----

Net asset value, end of period ............................     $102.29             $94.81             $77.25
                                                                =======             ======             ======

Total return ..............................................       11.67%             25.40%              5.14%++

Ratios/supplemental data:
Net assets, end of period (millions).......................      $ 93.0             $ 82.0             $ 61.8

Ratio of expenses to average net assets:
      Before expense reimbursement.........................        0.97%+             1.02%              1.00%+
      After expense reimbursement..........................        1.00%+             1.00%              1.00%+

Ratio of net investment income to average net assets:
      Before expense reimbursement.........................        1.98%+             2.24%              2.43%+
      After expense reimbursement..........................        1.95%+             2.25%              2.43%+

Portfolio turnover rate ...................................       11.39%             30.78%             17.69%

Average commission rate paid per share.....................     $ .0595             $.0575             $.0500


*Commencement of operations.

#Unaudited.

+Annualized.

++Not annualized.


See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Boston Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on December 1, 1995. The investment objective of the Fund is to seek income and long-term capital growth through an actively managed portfolio of stocks, bonds, and money market instruments. Prior to January 5, 1998, the Fund was known as the Boston Managed Growth Fund.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and ask price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                              BOSTON BALANCED FUND

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the six months ended December 31, 1997, United States Trust Company of Boston (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended December 31, 1997, the Fund incurred $330,726 in Advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within three years provided the Fund is able to effect such reimbursement and remain in compliance with any applicable limitations. For the six months ended December 31, 1997, the Advisor recouped $12,692 of such expenses it had previously reimbursed to the Fund.

      The Advisor, which is a Massachusetts-chartered banking and trust company, acts as the Fund's Custodian and Transfer Agent under the Custody and Transfer Agency Agreements with the Fund. For the six months ended December 31, 1997, the Fund incurred $12,604 and $2,521 in Custody and Transfer Agency fees, respectively.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.10% of average net assets or $30,000.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended December 31, 1997, were $10,455,642 and $5,684,573, respectively.

      For the six months ended December 31, 1997, the cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term securities, were $4,459,279 and $3,937,269, respectively.

                              BOSTON BALANCED FUND

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      On August 19, 1997, the Board of Trustees authorized a 4-for-1 stock split, payable January 14, 1998 to shareholders of record on January 9, 1998.

                      Advisor, Custodian and Transfer Agent

                      United States Trust Company of Boston
                                 40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                        o

                                   Distributor

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                        o

                                    Auditors

                                Ernst & Young LLP
                             515 South Flower Street
                              Los Angeles, CA 90071

                                        o

                                  Legal Counsel

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104





     This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

    Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.